UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2016

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Please see the disclosure in "Item 8.01 - Other Events" of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)
Park National Corporation ("Park") held its 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") on April 25, 2016. At the close of business on the February 26, 2016 record date, 15,330,811 Park common shares were outstanding and entitled to vote. At the 2016 Annual Meeting, 12,384,329, or 80.78%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)
(i) Directors elected at the 2016 Annual Meeting for a three-year term to expire at the 2019 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
Donna M. Alvarado	9,327,041	127,033	2,836,282	93,973
Stephen J. Kambeitz	9,335,898	124,071	2,836,282	88,078
Timothy S. McLain	9,345,005	119,716	2,836,282	83,326
Rick R. Taylor	9,330,909	126,372	2,836,282	90,766

(ii) With respect to the vote to approve, on an advisory and non-binding basis, the compensation of Park's named executive officers as disclosed in the proxy statement for the 2016 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
9,116,592	307,004	2,836,282	124,451

(iii) With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2016:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
12,206,201	134,847	N/A	43,281

Item 8.01 - Other Events

On April 25, 2016, at the organizational meeting of the Board of Directors of Park, held immediately prior to the 2016 Annual
Meeting, the Board of Directors accepted the resignation of Stephen J. Kambeitz, who was then serving in the class of directors of Park whose terms will expire at the 2017 Annual Meeting of Shareholders, and immediately thereafter appointed Mr. Kambeitz to the class of directors of Park whose terms expired at the 2016 Annual Meeting. As disclosed in "Item 5.07 - Submission of Matters to a Vote of Security Holders" of this Current Report on Form 8-K, Mr. Kambeitz was re-elected to the Board of Directors for a three-year term to expire at the 2019 Annual Meeting of Shareholders. Biographical and other information required to be disclosed with respect to Stephen J. Kambeitz is included in Park's Proxy Statement, dated March 7, 2016, which was furnished to Park's shareholders in connection with the 2016 Annual Meeting and filed with the Securities and Exchange Commission via EDGAR.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 26, 2016	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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